[EXHIBIT 99.1 TO COLONIAL ENERGY'S
               REGISTRATION STATEMENT ON FORM S-4]



[PROXY CARD]

                      COLONIAL GAS COMPANY
           THIS PROXY IS SOLICITED ON BEHALF OF THE
        DIRECTORS FOR THE APRIL 15, 1998 ANNUAL MEETING

      The undersigned stockholder of Colonial Gas Company (the "Company") hereby appoints Carol E. Elden and Dennis W. Carroll (each with power to act without the other and with power of substitution) proxies to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held on Wednesday April 15, 1998 at BankBoston, 100 Federal Street, Boston Massachusetts and at any adjournment thereof, with all the power the undersigned would possess if personally present, and to vote as designated below, all shares of Common Stock of the Company which the undersigned may be entitled to vote at said Meeting, hereby revoking any proxy heretofore given. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

      The matters referred to on the reverse side are more fully described in the Notice of and Proxy Statement/Prospectus for the Annual Meeting, receipt of which is hereby acknowledged. THE DIRECTORS RECOMMEND THAT YOU GRANT AUTHORITY FOR THE ELECTION OF THE NOMINATED DIRECTORS, FOR THE APPROVAL OF THE EXECUTIVE PERFORMANCE AND EQUITY INCENTIVE PLAN AND FOR THE APPROVAL TO ADOPT THE HOLDING COMPANY STRUCTURE. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE ON THE REVERSE SIDE. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE DIRECTORS' RECOMMENDATIONS.

       IMPORTANT - TO BE SIGNED AND DATED ON REVERSE SIDE

               [END OF FACING PART OF PROXY CARD]

The  Board of Directors recommends a vote "FOR" election  to  the
Board  of  the  nominees  listed below,  "FOR"  approval  of  the
Executive  Performance  and  Equity  Incentive  Plan  and   "FOR"
approval of the adoption of a holding company structure.

     1.  Election of Directors.

          NOMINEES: J.P. Harrington, F.L. Putnam, Jr.,
                    J.F. Reilly, Jr., M.M. Stapleton.

                 FOR                    WITHHELD
                 ALL                    FROM ALL
                 NOMINEES               NOMINEES
                __________              _________

For all nominees except as noted:__________________

      2.   To  approve  the Company's Executive  Performance  and
Equity Incentive Plan.

               FOR        AGAINST      ABSTAIN
               _____       _____        _____

      3. To approve the proposal to adopt a holding company structure for the company.

               FOR        AGAINS       ABSTAIN
               _____       _____        _____


      4. To transact such other business as may properly come before the meeting or any adjournment thereof.

          MARK HERE                     MARK HERE
          FOR ADDRESS                   IF YOU PLAN
          CHANGE AND                    TO ATTEND
          NOTE AT LEFT   _____          THE MEETING   _____

NOTE: Please sign name exactly as your name(s) appears. If shares are held jointly, both holders should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Signature ________________________________ Date________________

Signature ________________________________ Date________________


              [END OF REVERSE SIDE OF PROXY CARD]


            [END OF EXHIBIT 99.1 TO COLONIAL ENERGY'S
               REGISTRATION STATEMENT ON FORM S-4]